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                                                                    Exhibit 99.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, David J. Vander Zanden, President and Chief Executive Officer of School Specialty, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The quarterly report on form 10-Q for the quarter ended January 25, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     2. information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of School Specialty, Inc.

Date: March 7, 2003

                                           /s/ David J. Vander Zanden
                                           -------------------------------------
                                           David J. Vander Zanden
                                           President and Chief Executive Officer

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